Subsequent Events	12 Months Ended
Jun. 30, 2021
Subsequent Events [Abstract]
Subsequent Events

Note 10 – Subsequent Events

On August 2, 2021, Amesite Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”), with Lincoln Park Capital Fund, LLC (“Lincoln Park”), under which, subject to specified terms and conditions, the Company may sell to Lincoln Park up to $16.5 million of shares of common stock, par value $0.0001 per share, from time to time during the term of the Purchase Agreement.

In connection with the Purchase Agreement, the Company entered into an introducing broker agreement with Laidlaw & Company (UK) Ltd. (“Laidlaw”), pursuant to which the Company agreed to pay a cash fee to Laidlaw (the “Introductory Fee”) equal to (i) 8% of the amount of the Initial Purchase (ii) 8% of the amount of Tranche Purchase if any, and (iii) 4% of up to the next $13,500,000 (or up to $14,500,000 if the Tranche Purchase is not exercised).

Upon entering into the Purchase Agreement, the Company sold 759,109 shares of common stock to Lincoln Park as an initial purchase for a total purchase price of $1,500,000 (the “Initial Purchase”). The Company received net proceeds from the Initial Purchase of $1,380,000 after the payment of the Introductory Fee. As consideration for Lincoln Park’s commitment to purchase up to $16.5 million of shares of common stock under the Purchase Agreement, the Company issued 152,715 shares of common stock to Lincoln Park.